                                ----------------------
                            OFFITBANK VIF-HIGH YIELD FUND

                         OFFITBANK VIF-EMERGING MARKETS FUND

                                DJG VALUE EQUITY FUND

                         OFFITBANK VIF - U.S. SMALL CAP FUND

                                ----------------------






                                    ANNUAL REPORT


                                    MARCH 31, 1998








                                   THE
                                   OFFITBANK
                                   VARIABLE INSURANCE FUND, INC.

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                                VIF - HIGH YIELD FUND
                                    MARCH 31, 1998
--------------------------------------------------------------------------------

                              PORTFOLIO MANAGER'S LETTER


The first quarter 1998 total return for the OFFITBANK VIF High Yield Fund was 3.15%. For comparative purposes, the return on 5 Year U.S. Treasuries was 1.60% and the Merrill Lynch High Yield "BB" index returned 1.96%. The March 31, 1998 NAV price of $11.00 compares favorably to the $10.87 NAV at year end 1997. The total return for the year ended March 31, 1998 was 14.84%. For comparative purposes, the return on the 5 Year U.S. Treasuries was 10.61% and the Merrill Lynch High Yield "BB" index returned 12.50%.

During the quarter, Treasury rates fell modestly even though the economy remained strong. Intermediate Treasury rates fell about 9 basis points during the quarter and the high yield market performed even better tightening an incremental 8 to 10 basis points. This spread tightening represents a partial recovery of the 40 basis point widening of the fourth quarter. Additionally, high yield returns were helped by a large number of premium calls and tenders during the quarter. The best high yield performance was seen in the middle tier, primarily single B and low single B credits. For the quarter, single B's outperformed double B's by about 150 basis points. As has been true for the past year, lower quality and unseasoned telecommunication issues were the stellar performers. Deferred coupon securities also outperformed over the period returning in excess of 150 basis points to cash pay securities.

New issuance of high yield securities continues to smash all historic records with $47 billion in new issues priced in the quarter, up 42% over the first quarter of 1997. Approximately $21 billion of these new securities came to market in the month of March. Over the quarter, the new issue forward calendar increased dramatically rising from $3.3 billion at year end to $7.5 billion at the end of March. This strong supply has been readily absorbed. Demand is so robust, the heavy new issue market has failed to appreciably soften the secondary market. Demand factors include strong net cash flows to the mutual funds totaling over $5.7 billion, reinvestment of corporate calls and tenders which totaled about $9 billion, new retirement fund allocations and continued growth in CBO issuance.

We estimate the high yield market currently exceeds $500 billion, approximately $250 billion of which has been issued in the last two and a quarter years. Along with the growth, the character of the market is changing as well. Credit quality is slipping as more triple C and non-rated securities are flowing through the new issue market. In the first quarter of 1998 over 20% of the issues were either non-rated or rated triple C as compared to 12% in the fourth quarter of 1997. Additionally, over 20% of the new issues were either deferred coupon or zero coupon securities. Partially offsetting this lower credit trend is the large number of positive credit events resulting from the strong economy. Many of these events have led to credit upgrades. In the first quarter, upgrades exceeded downgrades by 1.6 to 1 and have been averaging 2 to 1 since January 1997.

We remain positive on the high yield market. Today's spreads are still well in excess of any historic loss experience for better quality high yield. However, we are mindful that the positive credit environment can readily change for the worse. The increasing risk of the market is not reflected in the tight intra-sector spreads of BB to B. We believe the key determinant of long term success in high yield investing is credit experience. We intend to maintain our focus on the better quality part of the high yield market.

Several noteworthy actions occurred during the quarter which affected the portfolio. The Dominion Textile tender was accomplished. Vencor announced a tender for their notes at 50 basis points over Treasuries to the first call date, as they wish to split the company into a REIT and an operating company. Steel credits, including Armco, LTV and Wheeling Pittsburgh, were all up in price by 3.75 points or more. Rumors of a global refinancing of Echostar, a strongly improving credit, raised the Echostar bond price over 5%.

The composition of the Fund has remained steady. We continue to focus on the better quality segment of the high yield market. Approximately 42% of the holdings in the Fund are rated either Ba3 or better by Moody's or BB- or better by Standard & Poor's. 71% of the holdings are rated at least B1 or B+. During the quarter, 7 issues were upgraded while 3 were downgraded by either Moody's and/or Standard & Poor's. We continue to believe that better quality high yield credits will outperform fixed income alternatives over time.

Stephen T. Shapiro
April 15, 1998

                                      OFFITBANK
                                VIF - HIGH YIELD FUND
--------------------------------------------------------------------------------

The following graph illustrates comparative total return for a $250,000 investment made in the OFFITBANK VIF-High Yield Fund at the trading commencement date of April 1, 1996 and held through March 31, 1998 against the performance of the Merrill Lynch High Yield "BB" 5-6.99 Year and the 5 Year Treasury over the same period.


                                       [GRAPH]


                                VIF - HIGH YIELD FUND

               OFFITBANK VIF    MERRILL LYNCH YEILD   5 YEAR TREASURY
    4/1/96        250,000            250,000              250,000
   6/30/96        254,575            252,275              249,325
   9/30/96        267,406            260,146              253,339
  12/31/96        278,262            270,084              259,622
   3/31/97        279,793            272,703              257,597
   6/30/97        293,056            283,839              265,689
   9/30/97        304,764            293,693              273,560
  12/31/97        311,516            300,857              280,455
   3/31/98        321,317            306,784              284,930


                                                        Since Inception
Total Return*                               One Year    (April 1, 1996)
-------------                               --------    ---------------

OFFITBANK VIF-High Yield Fund                14.84%         13.37%
Merrill Lynch High Yield "BB" 5-6.99 Year    12.50%         10.78%
5 Year Treasury                              10.61%          6.76%

* Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data quoted does not include insurance charges imposed in connection with variable insurance contracts, and if insurance charges were included, performance numbers would have been lower. Indices shown for comparative purposes only, and are not available for investment.

                                      OFFITBANK
                                VIF - HIGH YIELD FUND

--------------------------------------------------------------------------------
                               PORTFOLIO OF INVESTMENTS
                                    MARCH 31, 1998


                                                                                 SHARES
                                                                                   OR
                                                                                PRINCIPAL          MARKET
                                                                                 AMOUNT            VALUE
                                                                                 ------            -----
CORPORATE BONDS  (96.9%)
  AEROSPACE/DEFENSE  (0.5%)
     Sequa Corp. Sr Notes, 8.75%, 12/15/01                                   $  150,000       $  152,625
                                                                                              ----------

  AUTOMOTIVE  (1.3%)
     Exide Corp. Sr Notes, 10.00%, 04/15/05                                     150,000          158,250
     Hayes Wheels International Inc. Sr Sub Notes, 9.125%, 07/15/07             250,000          264,375
                                                                                              ----------
                                                                                                 422,625
                                                                                              ----------
  BROADCAST/TELECOMMUNICATIONS  (13.6%)
     CCPR Services Inc. Sr Sub Notes, 10.00%, 02/01/07                          150,000          149,250
     Centennial Cellular Corp. Sr Notes, 8.875%, 11/01/01                       500,000          517,499
     Comcast Cellular Holdings Inc. Sr Notes, 9.50%, 05/01/07                   350,000          367,500
     Echostar Communications Sr Disc Notes, 0/12.875%, 06/01/04                 500,000  (2)     481,250
     Granite Broadcasting Corp. Sr Sub Notes, 9.375%, 12/01/05                  250,000          258,125
     Heritage Media Corp. Sr Sub Notes, 8.75%, 02/15/06                         200,000          215,000
     Nextel Communications Sr Disc Notes, 0/10.65%, 09/15/07                    350,000  (2)     235,375
     Nextel Communications Sr Disc Notes, 0/9.75%, 10/31/07                     300,000  (2)     195,375
     Paging Network Sr Sub Notes, 10.125%, 08/01/07                             250,000          262,500
     PriCellular Wireless Sr Notes, 10.75%, 11/01/04                            275,000          312,125
     Rogers Cantel Inc. Sr Sub Notes, 8.80%, 10/01/07                           250,000          253,750
     Satelites Mexicanos S.A. Sr Notes, 10.125%, 11/01/04 (144A)                200,000  (1)     207,000
     Vanguard Cellular Systems Inc. Sr Debs., 9.375%, 04/15/06                  300,000          318,000
     Viacom Inc. Sub Notes, 8.00%, 07/07/06                                     500,000          511,250
                                                                                              ----------
                                                                                               4,283,999
                                                                                              ----------
  CABLE  (10.3%)
     Adelphia Communications Corp. Sr Notes, 9.875%, 03/01/07                   200,000          218,000
     Cablevision Systems Corp. Sr Sub Notes, 9.25%, 11/01/05                    300,000          320,250
     Century Communications Corp. Sr Notes, 8.875%, 01/15/07                    400,000          417,000
     Comcast Corp. Sr Sub Debs., 9.375%, 05/15/05                               250,000          267,500
     Jones Intercable Inc. Sr Sub Debs., 10.50%, 03/01/08                       500,000          551,249
     Lenfest Communications Inc. Sr Notes, 8.375%, 11/01/05                     300,000          310,875
     NTL Inc. Sr Notes, 10.00%, 02/15/07                                        200,000          215,500
     Olympus Communications L.P. Sr Notes, 10.625%, 11/15/06                    300,000          333,000
     Rogers Cablesystems Ltd. Sr Secured 2nd Priority Notes, 9.625%, 08/01/02   300,000          321,375
     TeleWest Plc Sr Debs., 9.625%, 10/01/06                                    250,000          269,375
                                                                                              ----------
                                                                                               3,224,124
                                                                                              ----------
  CHEMICAL  (4.1%)
     Borden Chemicals & Plastics Sr Notes, 9.50%, 05/01/05                      250,000          261,250
     Harris Chemical North America Inc. Sr Secured Notes, 10.25%, 07/15/01      250,000          261,875
     ISP Holdings Inc. Sr Notes, 9.00%, 10/15/03                                300,000          314,250
     Polymer Group Sr Sub Notes, 8.75%, 03/01/08 (144A)                         300,000  (1)     306,000
     Sifto Canada Inc. Sr Notes, 8.50%, 07/15/00                                150,000          155,625
                                                                                              ----------
                                                                                               1,299,000
                                                                                              ----------



       The accompanying notes are an intregral part of the financial statements.

                                      OFFITBANK
                                VIF - HIGH YIELD FUND

--------------------------------------------------------------------------------
                         PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    MARCH 31, 1998

                                                                              SHARES
                                                                                OR
                                                                             PRINCIPAL          MARKET
                                                                              AMOUNT            VALUE
                                                                              ------            -----
CORPORATE BONDS  (CONTINUED)
  CONSUMER GROUPS  (5.8%)
     Ameriserve Food Co. Sr Notes, 8.875%, 10/15/06                        $  300,000       $  310,500
     Chiquita Brands International Inc. Sr Notes, 10.125%, 11/01/06           250,000          272,500
     Fedders N.A. Sr Sub Notes, 9.375%, 08/15/07                              200,000          204,000
     Fleming Companies Inc. Sr Notes, 10.625%, 12/15/01                       500,000          535,000
     Host Marriott Travel Plaza Sr Notes, 9.50%, 05/15/05                     250,000          265,625
     Revlon Consumer Products Sr Sub Notes, 8.625%, 02/01/08 (144A)           250,000 (1)      253,438
                                                                                            ----------
                                                                                             1,841,063
                                                                                            ----------
  FINANCIAL SERVICES/INSURANCE  (3.2%)
     Amresco Inc. Sr Sub Notes, 10.00%, 03/15/04                              200,000          205,500
     Presidential Life Corp. Sr Notes, 9.50%, 12/15/00                        400,000          414,540
     Reliance Group Holdings Inc. Sr Sub Notes, 9.75%, 11/15/03               250,000          262,500
     Veritas Holdings Sr Notes, 9.625%, 12/15/03                              126,000          135,135
                                                                                            ----------
                                                                                             1,017,675
                                                                                            ----------
  FOREST & PAPER PRODUCTS  (3.7%)
     Doman Industries Ltd. Sr Notes, 8.75%, 03/15/04                          200,000          200,000
     Repap New Brunswick 1st Priority Floating Rate Sr Secured Notes,
       8.9375%, 07/15/00                                                      250,000 (3)      248,125
     Repap New Brunswick 1st Priority Sr Secured Notes, 9.875%, 07/15/00      150,000          154,875
     Stone Container Co. Sr Sub Debs., 12.25%, 04/01/02                       250,000          256,875
     Stone Container Corp. Sr Secured Notes, 10.75%, 10/01/02                 300,000          320,625
                                                                                            ----------
                                                                                             1,180,500
                                                                                            ----------
  GENERAL INDUSTRIES/MANUFACTURING  (7.1%)
     Allied Waste N.A. Sr Sub Notes, 10.25%, 12/01/06                         200,000          221,750
     Emcor Group Inc. Notes, 11.00%, 12/15/01                                 210,100          218,504
     Furon Company Sr Sub Notes, 8.125%, 03/01/08 (144A)                      250,000 (1)      250,938
     Nortek Inc. Sr Notes, 9.25%, 03/15/07                                    300,000          312,000
     Unisys Corp. Sr Notes, 11.75%, 10/15/04                                  250,000          288,750
     Williams Scotsman Inc. Sr Notes, 9.875%, 06/01/07                        450,000          468,000
     Zilog Inc. Sr Notes, 9.50%, 03/01/05 (144A)                              500,000 (1)      490,000
                                                                                            ----------
                                                                                             2,249,942
                                                                                            ----------
  HEALTH CARE  (5.5%)
     Columbia/HCA Healthcare Meduim Term Note, 8.85%, 01/01/07                300,000          315,162
     Extendicare Health Sr Sub Notes, 9.35%, 12/15/07 (144A)                  250,000 (1)      259,688
     Integrated Health Services Inc. Sr Sub Notes, 9.50%, 09/15/07            300,000          319,500
     Medaphis Corp. Sr Notes, 9.50%, 02/15/05 (144A)                          200,000 (1)      200,000
     Tenet Healthcare Corp. Sr Sub Notes, 8.625%, 01/15/07                    300,000          311,250
     Vencor Inc. Sr Sub Notes, 8.625%, 07/15/07                               300,000          339,000
                                                                                            ----------
                                                                                             1,744,600
                                                                                            ----------
  HOTELS & GAMING  (8.9%)
     Capstar Hotel Co. Sr Sub Notes, 8.75%, 08/15/07                          200,000          207,000
     Hollywood Park Inc. Sr Sub Notes, 9.50%, 08/01/07                        300,000          317,250



       The accompanying notes are an intregral part of the financial statements.

                                      OFFITBANK
                                VIF - HIGH YIELD FUND

--------------------------------------------------------------------------------
                         PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    MARCH 31, 1998


                                                                              SHARES
                                                                                OR
                                                                             PRINCIPAL          MARKET
                                                                              AMOUNT            VALUE
                                                                              ------            -----
CORPORATE BONDS  (CONTINUED)
  HOTELS & GAMING  (CONTINUED)
     Host Marriott Properties Inc. Sr Secured Notes, 9.50%, 05/15/05       $  500,000       $  532,500
     John Q Hammons Hotels L.P. 1st Mtg. Notes, 8.875%, 02/15/04              300,000          303,750
     Prime Hospitality Corp. 1st Mtg. Notes, 9.25%, 01/15/06                  250,000          266,875
     Prime Hospitality Corp. Sr Sub Notes, 9.75%, 04/01/07                    250,000          269,375
     Station Casinos Sr Sub Notes, 9.625%, 06/01/03                           250,000          259,375
     Sun International Hotels Ltd. Sr Sub Notes, 9.00%, 03/15/07              300,000          313,500
     Trump Atlantic City 1st Mtg. Notes, 11.25%, 05/01/06                     350,000          359,625
                                                                                            ----------
                                                                                             2,829,250
                                                                                            ----------
  INDEPENDENT POWER  (1.8%)
     AES Corp. Sr Sub Notes, 8.50%, 11/01/07                                  250,000          257,500
     Calpine Corp. Sr Notes, 10.50%, 05/15/06                                 285,000          314,925
                                                                                            ----------
                                                                                               572,425
                                                                                            ----------
  METALS & MINING  (8.1%)
     AK Steel Corp. Sr Notes, 9.125%, 12/15/06                                250,000          267,813
     Armco Inc. Sr Notes, 9.375%, 11/01/00                                    200,000          206,000
     Centaur Mining Exploration Sr Secured Notes, 11.00%, 12/01/07 (144A)     250,000 (1)      258,125
     Freeport McMoran C&G Sr Notes, 7.20%, 11/15/26                           300,000          252,000
     Inland Steel Co. 1st Mtg. Notes, 7.90%, 01/15/07                         300,000          299,250
     Kaiser Aluminum & Chemical Corp. Sr Notes, 9.875%, 02/15/02              200,000          207,750
     LTV Corp. Sr Notes, 8.20%, 9/15/07                                       200,000          202,000
     Murrin Murrin Sr Sub Notes, 9.375%, 08/31/07                             250,000          249,375
     National Steel Corp. 1st Mtg. Notes, 8.375%, 08/01/06                    348,000          348,870
     Westmin Resources Ltd. Sr Secured Notes, 11.00%, 03/15/07                250,000          288,750
                                                                                            ----------
                                                                                             2,579,933
                                                                                            ----------
  OIL/GAS  (4.2%)
     Ferrellgas Partner L.P. Sr Notes, 9.375%, 06/15/06                       400,000          424,000
     Giant Industries Sr Sub Notes, 9.00%, 09/01/07                           200,000          205,000
     J Ray McDermott S.A. Sr Sub Notes, 9.375%, 07/15/06                      300,000          322,500
     Petroleum Heat & Power Sub Notes, 10.125%, 04/01/03                      200,000          184,000
     Trico Marine Serv Sr Note, 8.50%, 08/01/05                               200,000          202,000
                                                                                            ----------
                                                                                             1,337,500
                                                                                            ----------
  PACKAGING/CONTAINERS  (2.1%)
     Gaylord Container Corp. Sr Notes, 9.75%, 06/15/07                        400,000          409,000
     Silgan Corp. Sr Sub Debs., 9.00%, 06/01/09                               250,000          262,500
                                                                                            ----------
                                                                                               671,500
                                                                                            ----------
  PUBLISHING/ADVERTISING  (4.7%)
     Big Flower Press Sr Sub Notes, 8.875%, 07/01/07                          300,000          305,999
     Hollinger International Publishing Sr Notes, 8.625%, 03/15/05            250,000          263,750
     K-III Communication Corp. Sr Notes, 8.50%, 02/01/06                      200,000          207,880
     Lamar Advertising Co. Sr Sub Notes, 9.625%, 12/01/06                     250,000          271,563
     Outdoor Systems Inc. Sr Sub Notes, 9.375%, 10/15/06                      250,000          268,125


       The accompanying notes are an intregral part of the financial statements.

                                      OFFITBANK
                                VIF - HIGH YIELD FUND

--------------------------------------------------------------------------------
                         PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    MARCH 31, 1998



                                                                                         SHARES
                                                                                           OR
                                                                                        PRINCIPAL         MARKET
                                                                                         AMOUNT           VALUE
                                                                                         ------           -----
CORPORATE BONDS  (CONTINUED)
  PUBLISHING/ADVERTISING  (CONTINUED)
     Sun Media Corp. Sr Sub Notes, 9.50%, 05/15/07                                   $  155,000       $  167,013
                                                                                                      ----------
                                                                                                       1,484,330
                                                                                                      ----------
  REAL ESTATE  (2.3%)
     Forest City Enterprises Sr Notes, 8.50%, 03/15/08                                  300,000          301,500
     Rockefeller Center Properties Sr Notes, 0.00%, 12/31/00                            400,000          302,000
     Trizec Finance Ltd. Sr Notes, 10.875%, 10/15/05                                    100,000          112,500
                                                                                                      ----------
                                                                                                         716,000
                                                                                                      ----------
  RETAIL  (3.1%)
     Nine West Group Inc. Sr Notes, 8.375%, 08/15/05 (144A)                             250,000 (1)      238,750
     Petro Stopping Centers Sr Notes, 10.50%, 02/01/07                                  200,000          216,000
     Stater Brothers Holdings Sr Notes, 11.00%, 03/01/01                                250,000          273,125
     TravelCenters of America Sr Sub Notes, 10.25%, 04/01/07                            250,000          266,875
                                                                                                      ----------
                                                                                                         994,750
                                                                                                      ----------
  TEXTILES  (2.3%)
     Galey & Lord Inc. Sr Sub Notes, 9.125%, 03/01/08 (144A)                            200,000 (1)      203,000
     Westpoint Stevens Inc. Sr Sub Notes, 9.375%, 12/15/05                              500,000          530,625
                                                                                                      ----------
                                                                                                         733,625
                                                                                                      ----------
  TRANSPORTATION  (4.3%)
     Navigator Gas Transport, First Priority Ship Mtg. Notes, 10.50%, 06/30/07 (144A)   250,000 (1)      265,000
     Piedmont Aviation Inc. Equipment Trust Certificates, 9.65%, 05/08/99               277,000          282,540
     Piedmont Aviation Inc. Equipment Trust Certificates, 9.80%, 05/08/04               261,000          270,135
     Stena Sr Notes, 8.75%, 06/15/07                                                    300,000          307,875
     Airtran Airlines Inc. Sr Notes, 10.50%, 04/15/01                                   250,000          247,500
                                                                                                      ----------
                                                                                                       1,373,050
                                                                                                      ----------
     TOTAL CORPORATE BONDS (COST $29,346,156)                                                         30,708,516
                                                                                                      ----------

PREFERRED STOCKS  (1.1%)
  FOREST & PAPER PRODUCTS  (0.4%)
     Asia Pulp & Paper, 12.00%, Series A                                                150,000          125,250
                                                                                                      ----------

  HEALTH CARE  (0.7%)
     Fresenius Medical Care Capital Trust, Trust Pfd., 9.00%                            200,000          210,000
                                                                                                      ----------
     TOTAL PREFERRED STOCKS (COST $357,040)                                                              335,250
                                                                                                      ----------

REPURCHASE AGREEMENTS  (0.4%)
  Bank Of New York Repurchase Agreement 5.60%, 04/01/98 (dated 03/31/98;
     proceeds $125,119, collateralized by $130,000 U.S. Treasury Notes, 5.375%,
     due 05/31/98)                                                                      125,100          125,100
                                                                                                      ----------
  TOTAL REPURCHASE AGREEMENTS (COST $125,100)                                                            125,100
                                                                                                      ----------


       The accompanying notes are an intregral part of the financial statements.

                                      OFFITBANK
                                VIF - HIGH YIELD FUND

--------------------------------------------------------------------------------
                         PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    MARCH 31, 1998


                                                         SHARES
                                                           OR
                                                        PRINCIPAL        MARKET
                                                         AMOUNT          VALUE
                                                         ------          -----

  TOTAL INVESTMENTS (COST $29,828,296) (+)  -  98.4%                31,168,866
  OTHER ASSETS IN EXCESS OF LIABILITIES  1.6%                          506,100
                                                                  ------------
  TOTAL NET ASSETS   -   100.0%                                   $ 31,674,966
                                                                  ------------
                                                                  ------------

________________
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation       $1,412,752
                    Unrealized depreciation          (72,182)
                                                  ----------
                    Net unrealized appreciation   $1,340,570
                                                  ----------
                                                  ----------

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)  Step-Up Bond.
(3)  Interest rate reflected is rate in effect at March 31, 1998.


       The accompanying notes are an intregral part of the financial statements.

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                             VIF - EMERGING MARKETS FUND
                                    MARCH 31, 1998
--------------------------------------------------------------------------------

                              PORTFOLIO MANAGER'S LETTER


The OFFITBANK VIF Emerging Markets Fund produced a net investment return of 5.17% for the period of December 31, 1997 to March 31, 1998, and for the entire fiscal year ended March 31, 1998 was 11.26%.

Since its inception on August 28, 1996, the Fund has produced an average annualized return of 12.42% with an annualized standard deviation of 8.79%. The J.P. Morgan Latin America Eurobond Index produced an average annualized return of 15.40% for the same period with an annualized standard deviation of 10.11%.

As of March 31, 1998 the net asset value per share was $10.55. The approximate average maturity of the Fund as of March 31, 1998 was 6.8 years, the approximate average duration was 4.1 years and the 30 day SEC yield was 8.63%.

At quarter end, 73.6% of the Fund was invested in Eurobonds, 16.7% in U.S. dollar-denominated Brady and pre-Brady sovereign debt, 3.9% in local market instruments, and 5.8% in cash and accrued income. The Fund's foreign currency exposure was limited to 5.2% of assets. At quarter end, the fund maintained a 90.4% allocation to Latin America with the largest allocations to Brazil (29.8%), Mexico (29.6%), and Argentina (15.4%), as well as 3.8% in Moroccan sovereign, dollar-denominated bank debt.

The market remains concerned with developments in Asia as well as the cyclical downturn in global commodity prices, particularly oil. Against this backdrop of difficult external circumstances, we believe regional segmentation is accelerating as investors recognize the inherent differences in the various sub-components of Emerging Markets.

Latin America has demonstrated responsive and responsible economic management in the face of these external difficulties. Throughout the region, policymakers (particularly the Brazilian economic team) have moved to reduce fiscal deficits and accelerate structural reforms. Emblematic of Latin America's newfound leadership role, Mexico has spearheaded international efforts to shore up oil prices.

Having maintained credibility with investors, Latin American issuers are the leaders in re-entering the international capital markets in the wake of the Asia crisis. The market is rewarding Latin America's high standards of economic management, disclosure, and commitment to reform with spread compression as measured by the JP Morgan Emerging Markets Bond Index spread over Treasuries:
503 basis points on Dec. 31, 1997, 529 on Jan. 31, 1998, 486 on Feb. 28, 1998,
and 448 on March 31, 1998.

In addition to the positive momentum of economic policy, financial results of corporate issuers have generally been above expectations. Companies are now generating higher levels of cash flow for debt retirement and investment, thanks to the balance sheet de-leveraging and corporate restructuring undertaken in the past few years. In our view, Latin corporate management appears to be increasingly committed to minority investor and bond holder interests. To that end, they are dedicated to improved disclosure and generating attractive sustainable returns to capital invested.

We remain focused on the absolute value offered by US dollar denominated instruments of good quality issuers (B+ rated or equivalent in our opinion) offering spreads above Treasuries of 350 - 450 basis points.


Richard M. Johnston                                         Wallace Mathai-Davis
April 15, 1998

                                      OFFITBANK
                             VIF - EMERGING MARKETS FUND

--------------------------------------------------------------------------------

The following graph illustrates comparative total return for a $250,000 investment made in the OFFITBANK VIF-Emerging Markets Fund at the trading commencement date of August 28, 1996 and held through March 31, 1998 against the performance of the J.P. Morgan Emerging Markets Bond Index+ and the J.P. Morgan Latin America Eurobond Index over the same period. In addition, the graph below includes a composite of the return of such indices which we believe provides a comparison to the overall performance of the various asset classes in which the Fund invests.


                                       [GRAPH]

                                 50% J.P. Morgan
                                     Emerging
                                     Markets
                                   Bond Index+
                  OFFITBANK VIF    and 50% J.P.     J.P. Morgan     J.P. Morgan
                    Emerging       Morgan Latin       Emerging          Latin
                    Markets           America          Markets          America
                      Fund        Eurobond Index     Bond Index+       Eurobond
                                                                        Index

   8/28/96          250,000          250,000           250,000         250,000
   9/30/96          256,325          259,450           264,225         254,675
  12/31/96          264,835          276,159           282,959         269,446
   3/31/97          270,714          279,638           285,166         274,135
   6/30/97          286,598          301,954           312,014         292,137
   9/30/97          297,659          319,203           333,567         305,419
  12/31/97          286,403          309,345           319,825         299,135
   3/31/98          301,199          325,118           336,489         314,016


                                                             Since Inception
     Total Return*                               One Year   (August 28, 1996)
     -------------                               --------   -----------------

     OFFITBANK VIF-Emerging Markets Fund          11.26%         12.42%
     Composite Index: 50% J.P. Morgan Emerging
       Markets Bond Index+ and 50% J.P. Morgan
       Latin America Eurobond Index               16.26%         17.98%
     J.P. Morgan Emerging Markets Bond Index+     18.00%         20.56%
     J.P. Morgan Latin America Eurobond Index     14.55%         15.40%

* Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data quoted does not include insurance charges imposed in connection with variable insurance contracts, and if insurance charges were included, performance numbers would have been lower. Indices shown for comparative purposes only, and are not available for investment.

                                      OFFITBANK
                             VIF - EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                               PORTFOLIO OF INVESTMENTS
                                    MARCH 31, 1998




                                                                             SHARES OR
                                                                             PRINCIPAL         MARKET
                                                                              AMOUNT           VALUE
                                                                              ------           -----
CORPORATE BONDS  (68.7%)
  FOOD  (4.2%)
     BRAZIL  (4.2%)
       Arisco Prod Alimenticios, 10.75%, 05/22/05 (144A)                    $ 250,000 (1)    $ 243,750
                                                                                             ---------

  HOTEL & TOURISM  (4.5%)
     MEXICO  (4.5%)
       Grupo Posadas S.A. de C.V., 10.375%, 02/13/02 (144A)                   250,000 (1)      260,625
                                                                                             ---------

  INDUSTRIAL  (12.4%)
     ARGENTINA  (3.5%)
       Mastellone Hermanos S.A., 11.75%, 04/01/08 (144A)                      200,000 (1)      205,000
                                                                                             ---------

     BRAZIL  (4.4%)
       Elevadores Atlas, 11.00/11.50/11.75%, 07/11/04                         250,000 (2)      252,813
                                                                                             ---------

     MEXICO  (4.5%)
       Vicap S.A. Gtd. Sr Notes, 10.25%, 05/15/02 (144A)                      250,000 (1)      260,625
                                                                                             ---------
                                                                                               718,438
                                                                                             ---------
  INFRASTRUCTURE  (4.5%)
     ARGENTINA  (4.5%)
       Cia Latino Americana, 11.625%, 06/01/04                                250,000          257,500
                                                                                             ---------

  MANUFACTURING  (2.1%)
     MEXICO  (2.1%)
       Internacional De Ceramica, 9.75%, 08/01/02 (144A)                      125,000 (1)      120,000
                                                                                             ---------

  MEDIA  (8.3%)
     BRAZIL  (4.9%)
       Globo Communicacoes Participacoes, 10.50%, 12/20/06                     70,000           71,138
       Globo Communicacoes Participacoes, 10.50%, 12/20/06 (144A)             100,000 (1)      101,625
       RBS Participacoes S.A., 14.00%, 12/15/03                               100,000          111,500
                                                                                             ---------
                                                                                               284,263
                                                                                             ---------
     MEXICO  (3.4%)
       Grupo Televisa, 0/13.25%, 05/15/08 (144A)                              200,000 (1)(2)   156,500
       Grupo Televisa S.A. (Regular), 0/13.25%, 05/15/08                       50,000 (2)       39,125
                                                                                             ---------
                                                                                               195,625
                                                                                             ---------
                                                                                               479,888
                                                                                             ---------
  PAPER/PULP  (2.5%)
     MEXICO  (2.5%)
       Grupo Industrial Durango, 12.625%, 08/01/03                            125,000          141,875
                                                                                             ---------

  PETROCHEMICALS  (6.1%)
     BRAZIL  (1.7%)
       Opp Petroquimica, 11.50%, 02/23/04 (144A)                              100,000 (1)      100,000
                                                                                             ---------



       The accompanying notes are an intregral part of the financial statements.

                                      OFFITBANK
                             VIF - EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                         PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    MARCH 31, 1998



                                                                             SHARES OR
                                                                             PRINCIPAL          MARKET
                                                                              AMOUNT            VALUE
                                                                              ------            -----
CORPORATE BONDS  (CONTINUED)
  PETROCHEMICALS  (CONTINUED)
     MEXICO  (4.4%)
       Cydsa S.A., 9.375%, 06/25/02 (144A)                                 $  250,000 (1)    $  251,250
                                                                                             ----------
                                                                                                351,250
                                                                                             ----------
  STEEL  (15.6%)
     ARGENTINA  (3.6%)
       Acindar, 11.25%, 02/15/04                                              200,000           210,000
                                                                                             ----------

     BRAZIL  (3.2%)
       Csn Iron S.A., 9.125%, 06/01/07 (144A)                                 200,000 (1)       187,500
                                                                                             ----------

     MEXICO  (8.8%)
       Hylsa S.A. de C.V. Bonds, 9.25%, 09/15/07 (144A)                       250,000 (1)       250,625
       Ispat Mexicana S.A., 10.375%, 03/15/01                                 250,000           260,624
                                                                                             ----------
                                                                                                511,249
                                                                                             ----------
                                                                                                908,749
                                                                                             ----------
  TELECOMMUNICATIONS  (2.6%)
     VENEZUELA  (2.6%)
       Cantv Finance Ltd., 8.875%, 02/01/02                                    50,000            50,625
       Cantv Finance Ltd., 9.25%, 02/01/04                                    100,000           101,125
                                                                                             ----------
                                                                                                151,750
                                                                                             ----------
  UTILITIES  (5.9%)
     BRAZIL  (5.9%)
       Comp Energetica Sao Paulo, 9.25%, 05/10/01                             250,000 (b)       142,196
       Companhia Saneamento Basico, 10.00%, 07/28/05 (144A)                   200,000 (1)       196,000
                                                                                             ----------
                                                                                                338,196
                                                                                             ----------
       TOTAL CORPORATE BONDS (COST $3,938,949)                                                3,972,021
                                                                                             ----------

FOREIGN GOVERNMENTS  (27.1%)
  SOVEREIGN DEBT  (27.1%)
     ARGENTINA  (4.0%)
       Argentina Bocon Pro 1 Floating Rate Bonds, 3.15%, 04/01/07             250,000 (a)(3)    230,503
                                                                                             ----------

     BRAZIL  (6.0%)
       Brazil Brady Capitalization Step-Up Bonds, 4.00/8.00%, 04/15/14        222,351 (2)       186,566
       Brazil Brady DCB Floating Rate Brady Bonds, 6.75%, 04/15/12            200,000 (3)       160,000
                                                                                             ----------
                                                                                                346,566
                                                                                             ----------
     ECUADOR  (3.6%)
       Republic of Ecuador, 11.25%, 04/25/02                                  200,000           207,250
                                                                                             ----------

     MOROCCO  (3.9%)
       Morocco Tranche A Loan, 6.66%, 01/01/09                                250,000 (3)       224,375
                                                                                             ----------


       The accompanying notes are an intregral part of the financial statements.

                                      OFFITBANK
                             VIF - EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                         PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    MARCH 31, 1998



                                                                                   SHARES OR
                                                                                   PRINCIPAL          MARKET
                                                                                    AMOUNT            VALUE
                                                                                    ------            -----
FOREIGN GOVERNMENTS  (CONTINUED)
  VENEZUELA  (9.6%)
     Republic of Venezuela, 10.25%, 10/04/03                                   $   250,000 (b)  $   148,149
     Venezuela Brady DCB, Floating Rate Bond, 6.8125%, 12/18/07                    238,095 (3)      216,370
     Venezuela Brady FLIRB, Floating Rate Bonds, 6.625%, 03/31/07                  214,285 (3)      194,731
                                                                                                -----------
                                                                                                    559,250
                                                                                                -----------
     TOTAL FOREIGN GOVERNMENTS (COST $1,488,481)                                                  1,567,944
                                                                                                -----------

REPURCHASE AGREEMENTS  (2.6%)
  UNITED STATES  (2.6%)
     Chase Manhattan Bank Repurchase Agreement, 5.55%, 04/01/98 (dated             148,558          148,558
       03/31/98; proceeds $148,581, collateralized by $135,000 U.S. Treasury                    -----------
       Bonds, 7.875%, due 11/15/04)

     TOTAL REPURCHASE AGREEMENTS (COST $148,558)                                                    148,558
                                                                                                -----------

     TOTAL INVESTMENTS (COST $5,575,988) (+)   -   98.4%                                          5,688,523
     OTHER ASSETS IN EXCESS OF LIABILITIES   1.6%                                                    91,009
                                                                                                -----------
     TOTAL NET ASSETS   -   100.0%                                                              $ 5,779,532
                                                                                                -----------
                                                                                                -----------


________________
+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation            $156,524
               Unrealized depreciation             (43,989)
                                                  --------
               Net unrealized appreciation        $112,535
                                                  --------
                                                  --------

Principal denominated in the following currencies:
(a)  Argentine Peso      (b)  German Deutsche Mark

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)  Step-Up Bond.
(3)  Interest rate reflected is rate in effect at March 31, 1998.


       The accompanying notes are an intregral part of the financial statements.

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                                DJG VALUE EQUITY FUND
                                    MARCH 31, 1998
--------------------------------------------------------------------------------
                              PORTFOLIO MANAGER'S LETTER



Dear Investor:

The DJG Value Equity Fund completed its first fiscal year on March 31st and what a year it was. During the nearly twelve months from the inception of the fund on April 11, 1997 through the end of the fiscal year, the net asset value of the Fund grew by 49.40% which compares favorably to the 47.65% increase in the S&P
500. These rates of gain are in our view clearly unsustainable and have raised equity valuations in general to levels that fully reflect what some observers have characterized as "investment nirvana"- an expanding economy, rising corporate profits, and an ever diminishing low rate of inflation. The question has to be asked: how long can these optimal conditions persist?

The Fund's investment focus, however, is not on macro forces that influence equity valuations, but rather on seeking investment opportunities in individual equity securities where a substantial gap exists between a company's intrinsic worth as a business and what it is selling for in the market. Particular emphasis is placed on those situations where management has a specific strategic plan in place to narrow the value/price gap. The strategic plan often includes asset restructurings, cost re-engineering, split-ups/spin-offs and share repurchases. During the first year of the Fund's existence we successfully uncovered many opportunities that fit the criteria that are the basis of our investment disciplines. Examples of Fund holdings include American Express, Waban (split into BJ's Wholesale Club and Homebase), Comdisco, Comsat, Navistar and Whitman (split into Whitman, Hussmann International and Midas). All these securities exhibited large value/price gaps when purchased and those gaps were largely closed by specific actions taken by management to enhance value.

In the current euphoric market atmosphere, we are constantly reviewing our holdings for their risk-reward profiles. This discipline recently caused us to take substantial profits in a number of holdings that we believed were fully valued. Conversely, with stock prices elevated, it is increasingly difficult to find good absolute value. Nevertheless, we continue to be able to find an occasional opportunity where a reasonable discount exists from intrinsic value. Finally, in reviewing the Fund's largest holdings, we see the potential for further appreciation in this group based upon the companies' improving prospects and underlying values when compared to each stocks' current market price.

With the popular indices at new highs and equity valuations stretched, we remain quite cautious regarding the investment environment. We reiterate that the market's exuberance will not cause us to stray from our disciplined investment policy philosophy. By doing so, we will seek to continue to build the Fund's assets over time while helping to contain risk.


Erwin Zeuschner
Portfolio Manager and
Principal of David J. Greene & Company LLC

                                      OFFITBANK
                                DJG VALUE EQUITY FUND
--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the DJG Value Equity Fund at April 30, 1997 and held through March 31, 1998 as well as the performance of the S&P 500 Stock Index over the same period.



                              [GRAPH]
DJG VALUE EQUITY FUND

                    DJG Value Equi S&P 500 Stock Index
                  4/30/97          250,000        250,000
                  5/31/97          268,014        265,350
                  6/30/97          280,185        277,175
                  7/31/97          301,607        299,200
                  8/31/97          302,580        282,550
                  9/30/97          322,785        298,025
                 10/31/97          315,725        288,075
                 11/30/97          315,969        301,425
                 12/31/97          324,002        306,600
                  1/31/98          312,568        310,000
                  2/28/98          348,588        332,375
                  3/31/98          363,681        349,375


                                                     Since
                    Total Return*               (April 11, 1998)
                    -------------               ----------------
                    DJG Value Equity Fund           49.40%


* Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data quoted does not include insurance charges imposed in connection with variable insurance contracts, and if insurance charges were included, performance numbers would have been lower. Indices shown for comparative purposes only, and are not available for investment.

                                      OFFITBANK
                                DJG VALUE EQUITY FUND

--------------------------------------------------------------------------------
                               PORTFOLIO OF INVESTMENTS
                                    MARCH 31, 1998

                                                      SHARES OR
                                                      PRINCIPAL      MARKET
                                                       AMOUNT        VALUE
                                                       ------        -----
COMMON STOCKS  (84.2%)
     AUTOMOTIVE  (8.3%)
          General Motors Corp.                           600    $    40,463
          ITT Industries, Inc.                         1,500         57,094
          Navistar International Corp.*                2,000         69,999
                                                                -----------
                                                                    167,556
                                                                -----------
     BEVERAGES  (2.0%)
          Whitman Corp.                                2,000         39,500
                                                                -----------
     BUSINESS EQUIPMENT & SERVICES  (5.7%)
          Comdisco, Inc.                               1,350         58,894
          Ryder Systems, Inc.                          1,500         57,000
                                                                -----------
                                                                    115,894
                                                                -----------
     CAPITAL GOODS  (2.8%)
          Hussmann International, Inc.                 3,000         56,250
                                                                -----------
     CHEMICAL  (6.9%)
          Calgon Carbon Corp.                          5,000         58,438
          Freeport McMoran Sulphur, Inc.*              1,816         26,332
          IMC Global, Inc.                             1,350         51,384
          IMC Global, Inc. Warrants*                     500          3,000
                                                                -----------
                                                                    139,154
                                                                -----------
     COMMERCIAL SERVICES  (2.8%)
          Olsten Corp.                                 3,500         55,563
                                                                -----------
     COMPUTER SOFTWARE  (3.1%)
          BancTec, Inc.*                               2,500         61,563
                                                                -----------
     ENTERTAINMENT  (4.2%)
          Mirage Resorts, Inc.*                        1,400         34,038
          Time Warner, Inc.                              700         50,400
                                                                -----------
                                                                     84,438
                                                                -----------
     FINANCIAL SERVICES/INSURANCE  (9.6%)
          American Express Co.                           400         36,725
          Dime Bancorp, Inc.                           2,000         60,124
          Everest Reinsurance Holdings, Inc.           1,100         45,238
          TIG Holdings, Inc.                           2,000         52,625
                                                                -----------
                                                                    194,712
                                                                -----------
     HEALTH CARE  (4.8%)
          Aetna, Inc.                                    500         41,719
          Foundation Health Systems, Inc., Class A*    2,000         55,125
                                                                -----------
                                                                     96,844
                                                                -----------


     The accompanying notes are an integral part of the financial statements.

                                      OFFITBANK
                                DJG VALUE EQUITY FUND

--------------------------------------------------------------------------------
                               PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    MARCH 31, 1998

                                                      SHARES OR
                                                      PRINCIPAL      MARKET
                                                       AMOUNT        VALUE
                                                       ------        -----
COMMON STOCKS  (CONTINUED)
     PAPER PRODUCTS  (3.2%)
     Georgia Pacific Corp.                             1,000    $    64,750
                                                                -----------
     RESTAURANTS  (1.5%)
     Tricon Global Restaurants*                        1,000         30,063
                                                                -----------
     RETAIL  (14.2%)
     American Stores Co.                               3,500         90,999
     BJ's Wholesale Club, Inc.*                        1,800         70,200
     Footstar, Inc.*                                   2,100         75,600
     Homebase, Inc.*                                   5,800         48,575
                                                                -----------
                                                                    285,374
                                                                -----------
     TECHNOLOGY  (5.5%)
     International Game Technology                     2,500         62,500
     Sensormatic Electronics Corp.                     3,000         49,125
                                                                -----------
                                                                    111,625
                                                                -----------
     TELECOMMUNICATIONS  (9.6%)
     AirTouch Communications, Inc.*                      900         44,044
     COMSAT Corp.                                      1,600         55,100
     Telephone and Data Systems, Inc.                  2,000         94,999
                                                                -----------
                                                                    194,143
                                                                -----------
     TOTAL COMMON STOCKS (COST $1,255,377)                        1,697,429
                                                                -----------
MONEY MARKET FUNDS  (15.1%)
     Bank of New York Cash Reserve MM Fund          $305,382        305,382
                                                                -----------
     TOTAL MONEY MARKET FUNDS (COST $305,382)                       305,382
                                                                -----------

     TOTAL INVESTMENTS (COST $1,560,759) (+) - 99.3%              2,002,811
     OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%                     15,072
                                                                  ---------
     TOTAL NET ASSETS - 100.0%                                  $ 2,017,883
                                                                -----------
                                                                -----------

----------------
+    Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation               $451,161
               Unrealized depreciation                 (9,109)
                                                     ---------
               Net unrealized appreciation           $442,052-
                                                     ---------
                                                     ---------

*    Denotes non-income producing security.


       The accompanying notes are an integral part of the financial statements.

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                              VIF - U.S. SMALL CAP FUND
                                    MARCH 31, 1998
--------------------------------------------------------------------------------

                              PORTFOLIO MANAGER'S LETTER


Dear Investor:

The first quarter of 1998 saw the continuation of high returns for most investors in the U.S. equity markets. Fueled by global investors seeking safe havens and heavy net inflows into mutual funds that invest in "blue chip, brand name companies," large capitalization equities outperformed the smaller capitalization equities as they did last year. For the full year ended March 31, 1998 the S&P 500 Index rose 48% and the Russell 2000 Index a most respectable 42.1%.

The OFFITBANK VIF U.S. Small Cap Fund more than matched its benchmark gaining 41.4%, after all fees and expenses, for the period since inception (April 11, 1997 to March 31, 1998) which was ten days short of a full year. The benchmark, the Russell 2000 Index* rose 40.8%.

Following the disappointing performance of technology stocks in the market overall in late 1997, the first quarter of 1998 saw that trend reversed with the technology sector providing particularly favorable performance. In the Russell 2000 Index, other market sectors which recorded even stronger returns were the utilities (telecommunications), transportation and consumer stocks. In our portfolio, Computer Task Group, in the technology sector, benefited from the increasing need for companies to become Year 2000 compliant and, in the telecommunications sector, TresCom International and Vanguard Cellular aided by consolidation and takeover activities in the telecommunications sector, have all performed exceedingly well.

We have recently purchased Rio Alto Exploration, a Canadian oil and gas company expected to benefit from the narrowing of gas price differentials between the U.S. and Canada and in the technology sector, Komag, a leading independent producer of magnetic discs for computer memories.

The portfolio on March 31, 1998 has maintained its overweight versus the Russell 2000 Index in the technology, consumer and health care sectors while remaining underweight in the financial, autos and producer durables.

Looking forward, we believe that valuations for small capitalization stocks are reasonable. On a price to sales and price to book ratio, small capitalization stocks continue to trade at a discount to large capitalization stocks. On a relative P/E basis, small capitalization equities are selling almost on par with large capitalization equities. Our primary focus continues to be on specific company analysis and on holding companies we believe have strong fundamentals and are selling at compelling discounts to their respective fair market value and we believe will produce returns in excess of the overall market.

* price only return for the Russell 2000 Index for the period 4/11/97 through 4/30/97, total return thereafter.


Jane A. Freeman
Senior Portfolio Manager

                                      OFFITBANK
                              VIF -  U.S. SMALL CAP FUND

--------------------------------------------------------------------------------

The following graph represents the total return based on a $250,000 investment made in the OFFITBANK VIF-U.S. Small Cap Fund at April 30, 1997 and held through March 31, 1998 as well as the performance of the Russell 2000 Index over the same period.

                        [GRAPH]

VIF - SMALL CAP EQUITY FUND

                 OFFITBANK VIF RUSSELL 2000 INDEX
             4/30/97        250,000        250,000
             5/31/97        282,242        277,800
             6/30/97        283,777        289,725
             7/31/97        306,807        303,200
             8/31/97        320,880        310,125
             9/30/97        337,257        332,825
            10/31/97        322,416        318,225
            11/30/97        323,695        316,150
            12/31/97        324,463        321,700
             1/31/98        317,042        316,625
             2/28/98        343,398        340,025
             3/31/98        361,822        354,050

                                                   Since
            Total Return*                      (April 11, 1998)
            -------------                      ----------------
            OFFITBANK VIF-U.S. Small Cap Fund       41.40%

* Assumes reinvestment of all dividends and distributions. The total return may reflect the waiver of a portion of the Fund's advisory or administrative fees for certain periods since inception date. In such instances, and without waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance data quoted does not include insurance charges imposed in connection with variable insurance contracts, and if insurance
charges were included, performance numbers would have been lower.   Indices
shown for comparative purposes only, and are not available for investment. Small Cap Funds typically carry additional risk since smaller companies generally have a higher risk of failure.

                                      OFFITBANK
                              VIF -  U.S. SMALL CAP FUND

--------------------------------------------------------------------------------
                               PORTFOLIO OF INVESTMENTS
                                    MARCH 31, 1998

                                                      SHARES OR
                                                      PRINCIPAL      MARKET
                                                       AMOUNT        VALUE
                                                       ------        -----
COMMON STOCKS  (92.6%)
     AUTOMOTIVE PARTS  (3.6%)
     Exide Corp.                                       1,310    $    22,188
     Monro Muffler Brake, Inc.*                        1,676         27,864
                                                                -----------
                                                                     50,052
                                                                -----------
     COMMERCIAL SERVICES  (2.4%)
     Iron Mountain, Inc.*                                910         34,125
                                                                -----------

     COMPUTER EQUIPMENT  (8.0%)
     Computer Task Group, Inc.                           290         11,944
     Komag, Inc.*                                      1,100         15,950
     Kronos, Inc.*                                     1,085         38,111
     Network Appliance, Inc.*                          1,300         46,150
                                                                -----------
                                                                    112,155
                                                                -----------
     COMPUTER SOFTWARE  (18.6%)
     BancTec, Inc.*                                    1,458         35,903
     Broadway & Seymour, Inc.*                         3,800         30,875
     Information Resources, Inc.*                      2,030         32,988
     Integrated Systems, Inc.*                         2,270         48,947
     Object Design, Inc.*                              3,900         24,984
     Platinum Technology, Inc.*                        1,383         35,612
     Sterling Software, Inc.*                            870         49,155
                                                                -----------
                                                                    258,464
                                                                -----------
     ELECTRICAL & ELECTRONICS  (3.4%)
     Microsemi Corp.*                                  1,740         28,710
     Paxar Corp.*                                      1,348         19,125
                                                                -----------
                                                                     47,835
                                                                -----------
     ELECTRONIC COMPONENTS  (2.6%)
     Mentor Graphics Corp.*                            3,680         36,110
                                                                -----------
     FINANCIAL  (10.8%)
     DVI, Inc.*                                        2,070         47,480
     Financial Federal Corp.*                          1,802         45,951
     Imperial Credit Industries, Inc.*                 1,000         23,688
     Novastar Financial, Inc.                          1,700         33,575
                                                                -----------
                                                                    150,694
                                                                -----------
     HEALTH CARE  (15.5%)
     ADAC Laboratories*                                1,320         30,525
     Datascope Corp.*                                  1,140         29,640
     Healthcare Services Group, Inc.*                  2,300         33,350
     HealthPlan Services Corp.                         1,800         47,362
     ReSound Corp.*                                    5,870         32,285


       The accompanying notes are an integral part of the financial statements.

                                      OFFITBANK
                              VIF -  U.S. SMALL CAP FUND

--------------------------------------------------------------------------------
                         PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    MARCH 31, 1998

                                                      SHARES OR
                                                      PRINCIPAL      MARKET
                                                       AMOUNT        VALUE
                                                       ------        -----
COMMON STOCKS  (CONTINUED)
     HEALTH CARE  (15.5%)  (CONTINUED)
     Rural/Metro Corp.*                                1,300    $    42,738
                                                                -----------
                                                                    215,900
                                                                -----------
     HOME FURNISHINGS  (1.7%)
     Windmere-Durable Holdings, Inc.                     900         23,400
                                                                -----------
     INDUSTRIAL  (2.7%)
     American Disposal Services, Inc.*                 1,015         38,316
                                                                -----------

     METALS & MINING  (0.3%)
     Consolidated Nevada*                             26,090          3,486
                                                                -----------

     OIL/GAS EXPLORATION  (3.0%)
     Cad Rio Alto Exploration Ltd.*                    1,000         11,110
     Lomak Petroleum, Inc.                             1,910         31,276
                                                                -----------
                                                                     42,386
                                                                -----------
     PHARMACEUTICALS  (2.6%)
     Unilab Corp.*                                    13,000         35,750
                                                                -----------
     RESTAURANTS  (2.8%)
     Buffets, Inc.*                                    2,820         38,775
                                                                -----------
     RETAIL  (6.0%)
     Mazel Stores, Inc.*                                 760         14,440
     The Sports Authority, Inc.*                       2,250         36,844
     United Retail Group, Inc.*                        5,180         32,699
                                                                -----------
                                                                     83,983
                                                                -----------
     TELECOMMUNICATIONS  (8.6%)
     RSL Communications Ltd. Class A*                  1,300         29,900
     TresCom International, Inc.*                      4,400         44,825
     Vanguard Cellular Systems, Inc. Class A*          2,450         44,559
                                                                -----------
                                                                    119,284
                                                                -----------
     TOTAL COMMON STOCKS (COST $1,056,014)                        1,290,715
                                                                -----------
PREFERRED STOCKS  (1.8%)
  BANKS  (1.8%)
     Warwick Community Bancorp*                        1,400         24,850
                                                                -----------
     TOTAL PREFERRED STOCKS (COST $22,400)                           24,850
                                                                -----------


       The accompanying notes are an integral part of the financial statements.

                                      OFFITBANK
                              VIF -  U.S. SMALL CAP FUND

--------------------------------------------------------------------------------
                         PORTFOLIO OF INVESTMENTS (CONTINUED)
                                    MARCH 31, 1998

                                                      SHARES OR
                                                      PRINCIPAL      MARKET
                                                       AMOUNT        VALUE
                                                       ------        -----
MONEY MARKET FUNDS  (6.0%)
     Bank of New York Cash Reserve MM Fund           $83,800    $    83,800
                                                                -----------
     TOTAL MONEY MARKET FUNDS (COST $83,800)                         83,800
                                                                -----------
     TOTAL INVESTMENTS (COST $1,162,214) (+) - 100.4%             1,399,365
     LIABILITIES IN EXCESS OF OTHER ASSETS (0.4%)                    (5,085)
                                                                -----------
     TOTAL NET ASSETS - 100.0%                                  $ 1,394,280
                                                                -----------
                                                                -----------

----------------
+ Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $533. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation                $286,563
                    Unrealized depreciation                 (49,945)
                                                           ---------
                    Net unrealized appreciation            $236,618
                                                           ---------
                                                           ---------

*    Denotes non-income producing security.


       The accompanying notes are an integral part of the financial statements.

                 THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                     STATEMENT OF ASSETS AND LIABILITIES
                                MARCH 31, 1998
                            VIF - HIGH YIELD FUND

--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (cost $29,828,296)                                      $  31,168,866
     Interest and dividends receivable                                                   730,240
     Receivable from Adviser                                                                 892
     Deferred organization expense                                                        42,578
     Prepaid expenses and other assets                                                     2,095
                                                                                   -------------
          Total Assets                                                                            $  31,944,671


LIABILITIES:
     Dividends payable                                                                   207,507
     Administration fees payable                                                           2,013
     Fund accounting fees payable                                                          2,772
     Transfer agent fees payable                                                             265
     Other payables and accrued expenses                                                  57,148
                                                                                   -------------
          Total Liabilities                                                                             269,705
                                                                                                  -------------
NET ASSETS                                                                                        $  31,674,966
                                                                                                  -------------
                                                                                                  -------------
Net Assets consist of:
     Shares of capital stock, $0.001 par value per share, 2,880,068 issued
          and outstanding                                                          $       2,880
     Additional paid-in capital                                                       30,089,520
     Accumulated undistributed net investment income                                      42,172
     Accumulated net realized gains on investment transactions                           199,824
     Net unrealized appreciation of investments                                        1,340,570
                                                                                   -------------
NET ASSETS                                                                                        $  31,674,966
                                                                                                  -------------
                                                                                                  -------------
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)                                         $       11.00
                                                                                                  -------------
                                                                                                  -------------


   The accompanying notes are an integral part of the financial statements.

                  THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                                MARCH 31, 1998
                          VIF - EMERGING MARKETS FUND

--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (cost $5,575,988)                                  $  5,688,523
     Cash                                                                           38,010
     Interest and dividends receivable                                             149,703
     Receivable from Adviser                                                         6,205
     Deferred organization expense                                                  48,370
     Foreign tax reclaim receivable                                                  2,635
     Unrealized appreciation on open forward currency contracts                      8,312
     Prepaid expenses and other assets                                                 486
                                                                              ------------
          Total Assets                                                                       $  5,942,244


LIABILITIES:
     Dividends payable                                                             126,259
     Fund accounting fees payable                                                    2,503
     Other payables and accrued expenses                                            33,950
                                                                              ------------
          Total Liabilities                                                                       162,712
                                                                                             ------------
NET ASSETS                                                                                   $  5,779,532
                                                                                             ------------
                                                                                             ------------
Net Assets consist of:
     Shares of capital stock, $0.001 par value per share, 547,786 issued
          and outstanding                                                     $        548
     Additional paid-in capital                                                  5,572,760
     Accumulated undistributed net investment income                                33,147
     Accumulated net realized gains on investment and foreign
          currency transactions                                                     52,829
     Net unrealized appreciation of investments and foreign currency               120,248
                                                                              ------------
NET ASSETS                                                                                   $  5,779,532
                                                                                             ------------
                                                                                             ------------
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)                                    $      10.55
                                                                                             ------------
                                                                                             ------------


   The accompanying notes are an integral part of the financial statements.

                  THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                                MARCH 31, 1998
                             DJG VALUE EQUITY FUND

--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (cost $1,560,759)                                  $  2,002,811
     Receivable for investment securities sold                                      29,439
     Deferred organization expense                                                   7,296
     Interest and dividends receivable                                               2,305
     Receivable from Adviser                                                         1,386
     Prepaid expenses and other assets                                                 139
                                                                              ------------
          Total Assets                                                                       $  2,043,376

LIABILITIES:
     Fund accounting fees payable                                                    2,617
     Other payables and accrued expenses                                            22,876
                                                                              ------------
          Total liabilities                                                                        25,493
                                                                                             ------------
NET ASSETS                                                                                   $  2,017,883
                                                                                             ------------
                                                                                             ------------
Net Assets consist of:
     Shares of capital stock, $0.001 par value per share, 135,111 issued
          and outstanding                                                     $        135
     Additional paid-in capital                                                  1,451,719
     Accumulated undistributed net investment income                                 3,898
     Accumulated net realized gains on investment transactions                     120,079
     Net unrealized appreciation of investments                                    442,052
                                                                              ------------
NET ASSETS                                                                                   $  2,017,883
                                                                                             ------------
                                                                                             ------------
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)                                    $      14.94
                                                                                             ------------
                                                                                             ------------


   The accompanying notes are an integral part of the financial statements.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                 STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
                                 MARCH 31, 1998
                            VIF - U.S. SMALL CAP FUND

--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (cost $1,162,214)                                      $  1,399,365
     Receivable for investment securities sold                                          11,490
     Deferred organization expense                                                       7,296
     Receivable from Adviser                                                             5,232
     Interest and dividends receivable                                                     870
     Prepaid expenses and other assets                                                     607
                                                                                  ------------
            Total Assets                                                                         $  1,424,860

LIABILITIES
     Payable for investment securities purchased                                         3,330
     Fund accounting fees payable                                                        2,694
     Other payables and accrued expenses                                                24,556
                                                                                  ------------
            Total Liabilities                                                                          30,580
                                                                                                 ------------
NET ASSETS                                                                                       $  1,394,280
                                                                                                 ------------
                                                                                                 ------------
Net Assets consist of:
     Shares of capital stock, $0.001 par value per share, 98,603 issued
          and outstanding                                                         $         99
     Additional paid-in capital                                                      1,037,594
     Accumulated net realized gains on investment and foreign
          Currency transactions                                                        119,423
     Net unrealized appreciation of investments and foreign currency transactions      237,164
                                                                                  ------------
NET ASSETS                                                                                       $  1,394,280
                                                                                                 ------------
                                                                                                 ------------
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)                                        $      14.14
                                                                                                 ------------
                                                                                                 ------------


   The accompanying notes are an integral part of the financial statements.

                  THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                            STATEMENT OF OPERATIONS
                             VIF - HIGH YIELD FUND

                                                                          FOR THE YEAR
                                                                  ENDED MARCH 31, 1998
--------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                 $  2,552,527
   Dividends                                                      19,959
                                                            ------------
      Total Income                                                        $  2,572,486


EXPENSES:
   Advisory                                                      239,489
   Administration                                                 42,263
   Fund accounting                                                32,308
   Transfer agent                                                    446
   Professional                                                   78,377
   Amortization of organization expenses                          14,184
   Trustees                                                        9,896
   Miscellaneous                                                  18,401
                                                            ------------
      Total expenses before waivers/ reimbursements              435,364
      Less expenses waived/ reimbursed                          (111,335)
                                                            ------------
      Net expenses                                                             324,029
                                                                          ------------
NET INVESTMENT INCOME                                                        2,248,457

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
   Net realized gains on investment transactions                 199,824
   Net change in unrealized appreciation of investments        1,342,036
                                                            ------------
      Net realized and unrealized gains on investments                       1,541,860
                                                                          ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $  3,790,317
                                                                          ------------
                                                                          ------------


   The accompanying notes are an integral part of the financial statements.

                  THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                      STATEMENT OF OPERATIONS (CONTINUED)
                          VIF - EMERGING MARKETS FUND

                                                                                    FOR THE YEAR
                                                                            ENDED MARCH 31, 1998
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                               $  536,223
   Dividends                                                                   1,206
                                                                          ----------
      Total Income                                                                    $  537,429

EXPENSES:
   Advisory                                                                   49,468
   Administration                                                              8,245
   Fund accounting                                                            30,000
   Professional                                                               30,748
   Amortization of organization expenses                                      14,184
   Custody                                                                     9,563
   Miscellaneous                                                               4,155
                                                                          ----------
      Total expenses before waivers/ reimbursements                          146,363
      Less expenses waived/ reimbursed                                       (63,917)
                                                                          ----------
      Net expenses                                                                        82,446
                                                                                      ----------
NET INVESTMENT INCOME                                                                    454,983


REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
   Net realized gains on investment transactions                              42,169
   Net realized gains on foreign currency transactions                        21,834
   Net change in unrealized appreciation of investments                       65,549
   Net change in unrealized appreciation of foreign currency transactions      4,357
                                                                          ----------
      Net realized and unrealized gains on investments                                   133,909
                                                                                      ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $  588,892
                                                                                      ----------
                                                                                      ----------


   The accompanying notes are an integral part of the financial statements.

                 THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                     STATEMENT OF OPERATIONS (CONTINUED)
                            DJG VALUE EQUITY FUND

                                                                 FOR THE PERIOD FROM
                                                                     APRIL 11, 1997*
                                                              THROUGH MARCH 31, 1998
------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                 $   19,228
                                                            ----------
      Total Income                                                        $   19,228

EXPENSES:
  Advisory                                                      10,934
  Administration                                                 2,050
  Fund accounting                                               30,154
  Professional                                                  22,751
  Amortization of organization expenses                          1,761
  Miscellaneous                                                  2,160
                                                            ----------
      Total expenses before waivers/ reimbursements             69,810
      Less expenses waived/ reimbursed                         (52,719)
                                                            ----------
      Net expenses                                                            17,091
                                                                          ----------
NET INVESTMENT INCOME                                                          2,137


REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions                120,079
  Net unrealized appreciation of investments                   442,052
                                                            ----------
      Net realized and unrealized gains on investments                       562,131
                                                                          ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $  564,268
                                                                          ----------
                                                                          ----------

* Commencement of operations.


   The accompanying notes are an integral part of the financial statements.

                 THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                     STATEMENT OF OPERATIONS (CONTINUED)
                          VIF - U.S. SMALL CAP FUND

                                                                             FOR THE PERIOD FROM
                                                                                 APRIL 11, 1997*
                                                                          THROUGH MARCH 31, 1998
------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                            $      451
   Dividends                                                                7,682
                                                                       ----------
      Total Income                                                                   $    8,133

EXPENSES:
   Advisory                                                                10,796
   Administration                                                           1,619
   Fund accounting                                                         30,685
   Professional                                                            22,660
   Amortization of organization expenses                                    1,761
   Miscellaneous                                                            4,818
                                                                       ----------
      Total expenses before waivers/ reimbursements                        72,339
      Less expenses waived/ reimbursed                                    (56,138)
                                                                       ----------
      Net expenses                                                                       16,201
                                                                                     ----------
NET INVESTMENT LOSS                                                                      (8,068)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
   Net realized gains on investment and foreign currency transactions     125,730
   Net unrealized appreciation of investments and foreign
           currency transactions                                          237,164
                                                                       ----------
      Net realized and unrealized gains on investments                                  362,894
                                                                                     ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $  354,826
                                                                                     ----------
                                                                                     ----------

*  Commencement of operations.


   The accompanying notes are an integral part of the financial statements.

                  THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                      STATEMENT OF CHANGES IN NET ASSETS
                             VIF - HIGH YIELD FUND

                                                                                                FOR THE PERIOD FROM
                                                                        FOR THE YEAR ENDED   APRIL 1, 1996* THROUGH
                                                                            MARCH 31, 1998           MARCH 31, 1997
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income                                                      $   2,248,457            $     677,139
  Net realized gains on investment transactions                                    199,824                   24,669
  Net change in unrealized appreciation of investments                           1,342,036                   (1,466)
                                                                             -------------            -------------
  Net increase in net assets resulting from operations                           3,790,317                  700,342
                                                                             -------------            -------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                                                         (2,248,457)                (677,139)
                                                                             -------------            -------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued                                                    6,518,774               25,477,804
  Dividends reinvested                                                           2,040,697                  677,347
  Cost of shares redeemed                                                       (3,540,505)              (1,097,547)
                                                                             -------------            -------------
  Net increase in net assets from capital share transactions                     5,018,966               25,057,604
                                                                             -------------            -------------
  Total increase in net assets                                                   6,560,826               25,080,807

NET ASSETS:
  Beginning of year                                                             25,114,140                   33,333
                                                                             -------------            -------------
  End of year (Including undistributed net investment income of $42,172
    and $8,755, respectively.)                                               $  31,674,966            $  25,114,140
                                                                             -------------            -------------
                                                                             -------------            -------------

*   Commencement of operations.


   The accompanying notes are an integral part of the financial statements.

                 THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                          VIF - EMERGING MARKETS FUND

                                                                                          FOR THE PERIOD FROM
                                                                FOR THE YEAR ENDED   AUGUST 28, 1996* THROUGH
                                                                    MARCH 31, 1998             MARCH 31, 1997
-------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment income                                               $    454,983               $    120,931
  Net realized gains on investment and foreign
    currency transactions                                                   64,003                     28,664
  Net change in unrealized appreciation of investments
    and foreign currency transactions                                       69,906                     50,342
                                                                      ------------               ------------
  Net increase in net assets resulting from operations                     588,892                    199,937
                                                                      ------------               ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                   (454,983)                  (120,931)
  Excess of net investment income                                          (10,015)                         -
  Net realized gains                                                             -                    (11,806)
                                                                      ------------               ------------
  Total dividends and distributions to shareholders                       (464,998)                  (132,737)
                                                                      ------------               ------------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued                                            1,004,183                  4,138,941
  Dividends reinvested                                                     338,633                    120,931
  Cost of shares redeemed                                                  (32,780)                   (14,803)
                                                                      ------------               ------------
  Net increase in net assets from capital share transactions             1,310,036                  4,245,069
                                                                      ------------               ------------
  Total increase in net assets                                           1,433,930                  4,312,269

NET ASSETS:
  Beginning of year                                                      4,345,602                     33,333
                                                                      ------------               ------------
  End of year (Including undistributed net investment income
    of $33,147 and $11,824, respectively.)                            $  5,779,532               $  4,345,602
                                                                      ------------               ------------
                                                                      ------------               ------------

*   Commencement of operations.


   The accompanying notes are an integral part of the financial statements.

                 THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                            DJG VALUE EQUITY FUND

                                                                               FOR THE PERIOD FROM
                                                                           APRIL 11, 1997* THROUGH
                                                                                    MARCH 31, 1998
--------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS:

OPERATIONS:
   Net investment income                                                              $      2,137
   Net realized gains on investment transactions                                           120,079
   Net unrealized appreciation of investments                                              442,052
                                                                                      ------------
    Net increase in net assets resulting from operations                                   564,268
                                                                                      ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued                                                           1,472,103
   Cost of shares redeemed                                                                 (18,488)
                                                                                      ------------
   Net increase in net assets from capital share transactions                            1,453,615
                                                                                      ------------
   Total increase in net assets                                                          2,017,883

NET ASSETS:
   Beginning of period                                                                           -
                                                                                      ------------
   End of period (Including undistributed net investment income of $3,898)            $  2,017,883
                                                                                      ------------
                                                                                      ------------

*   Commencement of operations.


   The accompanying notes are an integral part of the financial statements.

                   THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                            VIF - U.S. SMALL CAP FUND

                                                                                   FOR THE PERIOD FROM
                                                                               APRIL 11, 1997* THROUGH
                                                                                        MARCH 31, 1998
------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS:

OPERATIONS:
   Net investment loss                                                                    $     (8,068)
   Net realized gains on investment and foreign currency transactions                          125,730
   Net unrealized appreciation of investments and foreign currency transactions                237,164
                                                                                          ------------
    Net increase in net assets resulting from operations                                       354,826
                                                                                          ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued                                                               1,054,094
   Cost of shares redeemed                                                                     (14,640)
                                                                                          ------------
   Net increase in net assets from capital share transactions                                1,039,454
                                                                                          ------------
   Total increase in net assets                                                              1,394,280

NET ASSETS:
   Beginning of period                                                                               -
                                                                                          ------------
   End of period                                                                          $  1,394,280
                                                                                          ------------
                                                                                          ------------

*   Commencement of operations.


   The accompanying notes are an integral part of the financial statements.

                 THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                            FINANCIAL HIGHLIGHTS
                            VIF - HIGH YIELD FUND

                                                                             FOR THE PERIOD
                                                FOR THE YEAR ENDED   APRIL 1, 1996* THROUGH
                                                    MARCH 31, 1998           MARCH 31, 1997
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                    $    10.37               $    10.00
                                                        ----------               ----------
   Net investment income                                      0.86                     0.78
   Net realized and unrealized gains                          0.63                     0.37
                                                        ----------               ----------
   Total income from investment operations                    1.49                     1.15
                                                        ----------               ----------
LESS DIVIDENDS FROM:
   Net investment income                                     (0.86)                   (0.78)
                                                        ----------               ----------
Net change in net asset value per share                       0.63                     0.37
                                                        ----------               ----------
NET ASSET VALUE, END OF PERIOD                          $    11.00               $    10.37
                                                        ----------               ----------
                                                        ----------               ----------
TOTAL RETURN (a)                                             14.84%                   11.90%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands)               $   31,675               $   25,114

Ratios to average net assets:
   Expenses**                                                 1.15%                    1.15%
   Net investment income                                      7.98%                    7.45%

PORTFOLIO TURNOVER RATE                                         32%                       4%
-------------------------------------------------------

*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reductions and/ or reimbursements had not occurred, the ratios would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.


   The accompanying notes are an integral part of the financial statements.

                THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                      FINANCIAL HIGHLIGHTS (CONTINUED)
                           VIF - EMERGING MARKETS

                                                                             FOR THE PERIOD
                                                FOR THE YEAR ENDED   APRIL 1, 1996* THROUGH
                                                    MARCH 31, 1998           MARCH 31, 1997
-------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                    $    10.30             $      10.00
                                                        ----------             ------------
   Net investment income                                      0.86                     0.48
   Net realized and unrealized gains                          0.27                     0.34
                                                        ----------             ------------
   Total income from investment operations                    1.13                     0.82
                                                        ----------             ------------
LESS DIVIDENDS AND DISTRIBUTION FROM:
   Net investment income                                     (0.86)                   (0.48)
   Excess of net investment income                           (0.02)                       -
   Realized gains                                                -                    (0.04)
                                                        ----------             ------------
Total dividends and distributions                            (0.88)                   (0.52)
                                                        ----------             ------------
Net change in net asset value per share                       0.25                     0.30
                                                        ----------             ------------
NET ASSET VALUE, END OF PERIOD                          $    10.55             $      10.30
                                                        ----------             ------------
                                                        ----------             ------------
TOTAL RETURN (a)                                             11.26%                    8.29% (b)

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in thousands)               $    5,780             $      4,346
Ratios to average net assets:
   Expenses**                                                 1.50%                    1.50% (c)
   Net investment income                                      8.27%                    8.04% (c)
PORTFOLIO TURNOVER RATE                                         53%                      96%
-------------------------------------------------------

*      Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reductions and/ or reimbursements had not occurred, the ratios would
(a) Total return is based on the change in net asset value during the period and dividends and distributions.
(b)    Not annualized.
(c)    Annualized.


   The accompanying notes are an integral part of the financial statements.

                  THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             DJG VALUE EQUITY FUND

                                                           FOR THE PERIOD
                                                          APRIL 11, 1997*
                                                           MARCH 31, 1998
-------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                      $   10.00   (e)
                                                          -----------
    Net investment income                                      0.02
    Net realized and unrealized gains                          4.92
                                                          -----------
    Total income from investment operations                    4.94
                                                          -----------
Net change in net asset value per share                        4.94
                                                          -----------
NET ASSET VALUE, END OF PERIOD                            $   14.94
                                                          -----------
                                                          -----------
TOTAL RETURN (a)                                                49.40%(b)

RATIOS/SUPPLEMENTAL DATA:
    Net assets at end of period (in thousands)            $   2,018
Ratios to average net assets:
    Expenses**                                                   1.25%(c)
    Net investment income                                        0.16%(c)
PORTFOLIO TURNOVER RATE                                            33%
AVERAGE COMMISSION RATE PAID (d)                          $     0.0600
---------------------------------------------------------

*      Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such reductions and/ or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes dividends and distributions.
(b)    Not annualized.
(c)    Annualized.
(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the number of portfolio shares purchased and sold for which commissions were charged.
(e)    Initial offering price.


   The accompanying notes are an integral part of the financial statements.

                  THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                           VIF - U.S. SMALL CAP FUND

                                                             FOR THE PERIOD FROM
                                                         APRIL 11, 1997* THROUGH
                                                                  MARCH 31, 1998
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

NET ASSET VALUE, BEGINNING OF PERIOD                              $    10.00(e)
                                                                  ----------
     Net investment loss                                               (0.08)
     Net realized and unrealized gains                                  4.22
                                                                  ----------
     Total income from investment operations                            4.14
                                                                  ----------
Net change in net asset value per share                                 4.14
                                                                  ----------
NET ASSET VALUE, END OF PERIOD                                    $    14.14
                                                                  ----------
                                                                  ----------
TOTAL RETURN (a)                                                       41.40%(b)

RATIOS/SUPPLEMENTAL DATA:
     Net assets at end of period (in thousands)                   $    1,394
Ratios to average net assets
     Expenses**                                                         1.50%(c)
     Net Investment Income                                             (0.74%)(c)
PORTFOLIO TURNOVER RATE                                                   51%
AVERAGE COMMISSION RATE PAID (d)                                  $   0.0370
-----------------------------------------------------------------

*    Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/ or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b)  Not annualized.
(c)  Annualized.
(d) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged.
(e)  Initial offering price.


   The accompanying notes are an integral part of the financial statements.

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                            NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

The OFFITBANK Variable Insurance Fund, Inc. (the "Company") was incorporated in Maryland on July 1, 1994. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company consists of ten separately managed funds, of which four, OFFITBANK VIF-High Yield Fund (VIF-High Yield Fund), OFFITBANK VIF-Emerging Markets Fund (VIF-Emerging Markets Fund), DJG Value Equity Fund and OFFITBANK VIF-U.S. Small Cap Fund (VIF-U.S. Small Cap
Fund) (individually, a "Fund", and collectively, the "Funds") have commenced operations. The Funds have the following inception dates:

     VIF-High Yield Fund           April 1, 1996
     VIF-Emerging Markets Fund     August 28, 1996
     DJG Value Equity Fund         April 11, 1997
     VIF-U.S. Small Cap Fund       April 11, 1997

The VIF-High Yield Fund and VIF-Emerging Markets Fund operate as non-diversified, open-end management investment companies. The DJG Value Equity Fund and VIF-U.S. Small Cap Fund operate as diversified, open-end management investment companies.

The VIF-High Yield Fund seeks to provide investors with a high level of current income by investing primarily in high yield, high risk corporate debt securities and sovereign debt obligations. The VIF-Emerging Markets Fund seeks to provide investors with a competitive total investment return by focusing on current yield and opportunities for capital appreciation primarily by investing in corporate and sovereign debt securities of emerging market countries. The DJG Value Equity Fund seeks to achieve its objectives of long-term appreciation and preservation of capital by researching and investing in equity securities priced at a discount to their intrinsic values. The VIF-U.S. Small Cap Fund invests primarily in a diversified portfolio of securities of smaller companies located in the United States to achieve its investment objective of capital appreciation.

OFFITBANK serves as the VIF-High Yield, VIF-Emerging Markets and VIF-U.S. Small Cap Funds' investment adviser. David J. Greene and Company serves as the DJG Value Equity Fund's investment adviser. Rockefeller & Company, Inc. serves as the sub-adviser for the VIF-U.S. Small Cap Fund. BISYS Fund Services, Limited Partnership ("BISYS"), serves as the Funds' administrator. OFFIT Funds Distributor, Inc. (the "Distributor"), serves as the distributor of the Funds' shares. BISYS Fund Services, Inc., serves as fund accountant and transfer and dividend disbursing agent of the Funds. BISYS, the Distributor, and BISYS Fund Services, Inc. are each a wholly-owned subsidiary of The BISYS Group, Inc.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates market value, and, if applicable, adjusted for foreign exchange translation. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                      NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

--------------------------------------------------------------------------------

Company's Board of Directors. Securities may be valued by independent pricing services, approved by the Company's Board of Directors, which use prices provided by market-makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics.

SECURITIES TRANSACTIONS AND RELATED INCOME:

The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on the identified cost basis.

EXPENSES:

The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Company expenses are allocated among the Company's respective portfolios based on relative net assets.

ORGANIZATIONAL EXPENSES:

Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized on a straight line basis over a sixty-month period beginning with each of the Fund's commencement of operations.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from the VIF-High Yield Fund's net investment income, if any, are declared daily and paid monthly. Dividends from the VIF-Emerging Markets Fund's net investment income, if any, are declared daily and paid quarterly. Dividends from the DJG Value Equity and VIF-U.S. Small Cap Funds' net investment income, if any, are declared and paid annually. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex dividend date.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

As of March 31, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in-capital:

                                    ACCUMULATED         ACCUMULATED
                                   UNDISTRIBUTED        NET REALIZED
                                   NET INVESTMENT      GAIN/(LOSS) ON
                                       INCOME           INVESTMENTS
                                   --------------      --------------
VIF-High Yield Fund                   $33,417            ($24,669)
VIF-Emerging Markets Fund              31,338             (21,834)
DJG Value Equity Fund                   1,761                 -
VIF-U.S. Small Cap Fund                 8,068              (6,307)

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                      NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

--------------------------------------------------------------------------------

FEDERAL INCOME TAXES:

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

FOREIGN CURRENCY TRANSLATION:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations. Such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities and forward currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates.

REPURCHASE AGREEMENTS:

The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

DERIVATIVE INSTRUMENTS:

The Funds may invest in various financial instruments including positions in forward currency contracts, enter into currency swaps and purchase foreign currency options. The Funds enter into such contracts for the purposes of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. A Fund bears the market risk which arises from possible changes in foreign exchange values.
Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or credit risk in excess of the related amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at March 31, 1998 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

At March 31, 1998, there were no outstanding forward currency contracts for the VIF-High Yield, DJG Value Equity and VIF-U.S. Small Cap Funds. The table below indicates the VIF-Emerging Markets Fund's outstanding forward currency contract position at March 31, 1998:

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                      NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

--------------------------------------------------------------------------------


                                         VALUE ON       VALUE AT
                  CONTRACT    MATURITY  ORIGINATION     MARCH 31,   UNREALIZED
       CURRENCY   AMOUNTS       DATE        DATE          1998     APPRECIATION
       --------  ---------    --------  -----------    ---------- --------------
Sell     DEM     (565,000)    4/27/98    $(314,588)    $(306,276)     $8,312

The VIF-Emerging Markets Fund may also invest in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company has entered into investment advisory agreements (the "Investment Advisory Agreements") with OFFITBANK (the "Adviser"). Pursuant to the terms of the Investment Advisory Agreements, the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of: 0.85% of the first $200 million of average daily net assets for the VIF-High Yield Fund and 0.75% of average daily net assets in excess of $200 million; 0.90% of the first $200 million of average daily net assets for the VIF-Emerging Markets Fund and 0.80% of average daily net assets in excess of $200 million; and 1.00% of average daily net assets for the VIF-U.S. Small Cap Fund. Rockefeller & Company, Inc. serves as sub-adviser for the U.S. Small Cap Fund and is entitled to a fee from the Adviser that is calculated daily and payable monthly at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to the terms of its Investment Advisory Agreement, David J. Greene and Company is entitled to a fee that is calculated daily and payable monthly at the annual rate of 0.80% of the average daily net assets of the DJG Value Equity Fund. For the period ended March 31, 1998, the Adviser earned fees of $239,489 and waived fees of $77,746 for the VIF-High Yield Fund, and earned and waived fees of $49,468, and $10,796 for the VIF-Emerging Markets and VIF-U.S. Small Cap Funds, respectively. David J. Greene and Company earned and waived fees of $10,934 for the DJG Value Equity Fund.

BISYS provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Company pays BISYS a monthly fee for its services which on an annualized basis will not exceed 0.15% of the average daily net assets of the Company. For the period ended March 31, 1998, BISYS earned fees of $42,263 and waived fees of $23,302 for the VIF-High Yield Fund, and earned and waived fees of $8,245, $2,050 and $1,619 for the VIF-Emerging Markets Fund, DJG Value Equity Fund and VIF-U.S. Small Cap Fund, respectively.

BISYS Fund Services, Inc., provides the Funds with fund accounting and related services pursuant to a fund accounting agreement with the Company. For these services BISYS was paid a fee of $2,500 per month per Fund. For the period ended March 31, 1998, BISYS earned fees of $32,308, $30,000, $30,154 and $30,685 for the VIF-High Yield Fund, VIF-Emerging Markets Fund, DJG Value Equity Fund and VIF-U.S. Small Cap Fund, respectively.

BISYS Fund Services, Inc., also serves as transfer agent for the Funds and pursuant to a transfer agency agreement with the Company, receives reimbursement of certain expenses plus a per account fee of $15.00 per year. For the period ended March 31, 1998, BISYS earned fees of $446, $165, $79 and $77 for the VIF-High Yield Fund, VIF-Emerging Markets Fund, DJG Value Equity Fund and VIF-U.S. Small Cap Fund, respectively.

The Company has entered into a distribution agreement (the "Distribution Agreement') with the Distributor. Under the Distribution Agreement, the Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. The Distribution Agreement provides that the Company will bear the costs of the registration of its

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                      NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

--------------------------------------------------------------------------------

shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders. There is no fee payable under the Distribution Agreement.

OFFITBANK and David J. Greene and Company have voluntarily agreed to limit the expense ratios for the Funds at 1.15%, 1.50%, 1.25%, and 1.50% for the VIF-High Yield, VIF-Emerging Markets, DJG Value Equity, and VIF-U.S. Small Cap Funds, respectively. In order to maintain these ratios, for the period ended March 31, 1998, the Adviser and David J. Greene and Company have waived all or a portion of their advisory fee and have also agreed to reimburse the VIF-High Yield Fund, VIF-Emerging Markets Fund, DJG Value Equity Fund and VIF-U.S. Small Cap Fund for expenses in the amounts of $10,287, $6,204, $39,735 and $43,723, respectively.

NOTE 4 -- SECURITIES TRANSACTIONS

For the period ended March 31, 1998, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments), were as follows:

                                         Common Stocks
                                      And Corporate Bonds
                                      -------------------
                                    Purchases       Sales
                                    ---------       -----
VIF-High Yield Fund               $20,252,709     $8,411,086
VIF-Emerging Markets Fund           4,647,734      2,657,263
DJG Value Equity Fund               1,536,497        401,186
VIF-U.S. Small Cap Fund             1,466,903        514,232

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

The Company's Articles of Incorporation permit the Company to issue nine billion shares (par value $0.001). Transactions in shares of common stock for the period ended March 31, 1998, were as follows:

                                              VIF-HIGH YIELD
                           -----------------------------------------------------
                                   YEAR ENDED               PERIOD ENDED
                                MARCH 31, 1998             MARCH 31, 1997
                           -----------------------------------------------------
                             SHARES        AMOUNT       SHARES        AMOUNT
                           -----------   -----------  -----------   -----------
Shares issued. . . . . .      608,193   $ 6,518,774    2,458,912   $25,477,804
Shares reinvested. . . .      189,195     2,040,697       65,476       677,347
Shares redeemed. . . . .     (338,000)   (3,540,505)    (107,041)   (1,097,547)
                          -----------   -----------  -----------   -----------

Net increase . . . . . .      459,388   $ 5,018,966    2,417,347   $25,057,604
                          -----------   -----------  -----------   -----------
                          -----------   -----------  -----------   -----------

                                          VIF-EMERGING MARKETS
                           -----------------------------------------------------
                                  YEAR ENDED                PERIOD ENDED
                                MARCH 31, 1998             MARCH 31, 1997
                           -----------------------------------------------------
                             SHARES        AMOUNT       SHARES        AMOUNT
                           -----------   -----------  -----------   -----------
Shares issued. . . . . .       97,067    $1,004,183      408,159    $4,138,941
Shares reinvested. . . .       31,980       338,633       11,829       120,931
Shares redeemed. . . . .       (3,135)      (32,780)      (1,447)      (14,803)
                          -----------   -----------  -----------   -----------
Net increase . . . . . .      125,912    $1,310,036      418,541    $4,245,069
                          -----------   -----------  -----------   -----------
                          -----------   -----------  -----------   -----------

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                      NOTES TO FINANCIAL STATEMENTS  (CONTINUED)

--------------------------------------------------------------------------------

                                       DJG VALUE EQUITY
                                   -------------------------
                                         PERIOD ENDED
                                        MARCH 31, 1998
                                   -------------------------
                                     SHARES         AMOUNT
                                   ----------     ----------
Shares issued. . . . . . . . .        136,577     $1,472,103
Shares redeemed. . . . . . . .         (1,466)       (18,488)
                                   ----------     ----------
Net increase . . . . . . . . .        135,111     $1,453,615
                                   ----------     ----------
                                   ----------     ----------

                                      VIF-U.S. SMALL CAP
                                   -------------------------
                                         PERIOD ENDED
                                        MARCH 31, 1998
                                   -------------------------
                                     SHARES         AMOUNT
                                   ----------     ----------
Shares issued. . . . . . . . .         99,803     $1,054,094
Shares redeemed. . . . . . . .         (1,200)       (14,640)
                                   ----------     ----------
Net increase . . . . . . . . .         98,603     $1,039,454
                                   ----------     ----------
                                   ----------     ----------

NOTE 6 -- OTHER MATTERS

The VIF-High Yield Fund and the VIF-Emerging Markets Fund invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved in domestic investments. Such risks include fluctuations in the foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

                          REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------


To the Shareholders
and Board of Directors of
The OFFITBANK Variable Insurance Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of OFFITBANK VIF-High Yield Fund, OFFITBANK VIF-Emerging Markets Fund, DJG Value Equity Fund and OFFITBANK VIF-U.S. Small Cap Fund (collectively, the "Funds", each constituting a portfolio of the OFFITBANK Variable Insurance Fund, Inc.) at March 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
May 8, 1998

                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.

--------------------------------------------------------------------------------


Officers and Directors             INVESTMENT ADVISER - DJG VALUE EQUITY FUND
                                   David J. Greene & Company
Morris W. Offit                    599 Lexington Avenue
CHAIRMAN OF THE BOARD, PRESIDENT   New York, New York 10022
AND DIRECTOR
                                   INVESTMENT ADVISER - ALL OTHER VIF FUNDS
Edward J. Landau                   OFFITBANK
DIRECTOR                           520 Madison Avenue
                                   New York, New York 10022-4213
The Very Reverend
James Parks Morton                 INVESTMENT SUB-ADVISER - U.S. SMALL CAP FUND
DIRECTOR                           Rockefeller & Company, Inc.
                                   30 Rockefeller Plaza
Dr. Wallace Mathai-Davis           New York, New York 10112
SECRETARY AND TREASURER
                                   DISTRIBUTOR
Stephen Brent Wells                OFFIT Funds Distributor, Inc.
ASSISTANT TREASURER                3435 Stelzer Road
                                   Columbus, Ohio 43219
Vincent M. Rella
ASSISTANT TREASURER                ADMINISTRATOR
                                   BISYS Fund Services Limited Partnership
                                   125 West 55th Street
                                   New York, New York 10019

                                   TRANSFER AND DIVIDEND DISBURSING AGENT
                                   BISYS Fund Services, Inc.
                                   3435 Stelzer Road
                                   Columbus, Ohio 43219

                                   CUSTODIAN - VIF-EMERGING MARKETS FUND
                                   The Chase Manhattan Bank
                                   3 Metro Tech Center, 6th Floor
                                   Brooklyn, New York 11245

                                   CUSTODIAN - ALL OTHER VIF FUNDS
                                   The Bank of New York
                                   90 Washington Street, 11th Floor
                                   New York, New York 10286

                                   LEGAL COUNSEL
                                   Kramer, Levin, Naftalis & Frankel
                                   919 Third Avenue
                                   New York, New York 10022

                                   INDEPENDENT ACCOUNTANTS
                                   Price Waterhouse LLP
                                   1177 Avenue of the Americas
                                   New York, New York 10036

THIS REPORT IS SUBMITTED FOR THE INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES INFORMATION REGARDING THE FUNDS' OBJECTIVES AND POLICIES, CHARGES, EXPENSES AND OTHER DATA. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


                     THE OFFITBANK VARIABLE INSURANCE FUND, INC.
                       125 WEST 55TH STREET, NEW YORK, NY 10019
                                  (212)  758 - 9600